Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2025
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents

Note 3A — Cash and Cash Equivalents

The Company’s cash and cash equivalents balance as of December 31, 2025 and 2024 is denominated mainly in US dollars and New Israeli Shekels.

Credit risk

The Company does not have a significant concentration of credit risks. The cash of the Company is deposited in Israeli and U.S. banking corporations. In the estimation of the Company’s management, the credit risk for these financial instruments is low. In the estimation of the Company’s management, it does not have any material expected credit losses.